UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) December 10, 2008
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(720) 932-4282
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) McGladrey & Pullen LLP (“McGladrey”) was previously the principal accountant for United Western Bancorp, Inc. (the “Company”). On December 10, 2008, McGladrey was dismissed. The Audit Committee of the Board of Directors of the Company recommended and approved the dismissal of McGladrey as the Company's principal accountant.

McGladrey’s audit reports on the Company’s consolidated financial statements for the two fiscal years ended December 31, 2007 and 2006, did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the aforementioned report for the year ended December 31, 2006 included an explanatory paragraph stating that: “As discussed in Note 2 to the Consolidated Financial Statements, effective January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004) “Share-Based Payment.”

Neither of the audit reports of McGladrey on the effectiveness of internal control over financial reporting as of December 31, 2007 and December 31, 2006 contained any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through September 30, 2008, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2007 and 2006, and the subsequent interim periods through September 30, 2008, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “Commission”).

A letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K is attached hereto as Exhibit 16.

(b) On December 10, 2008, the Audit Committee of the Company’s Board of Directors recommended and approved the engagement of Crowe Horwath LLP as the Company's new independent registered public accounting firm. During the fiscal years ended December 31, 2007 and 2006 and the subsequent interim period prior to the Company’s engagement of Crowe Horwath LLP, the Company did not consult with Crowe Horwath LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

16	Letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 16, 2008	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Chief Operating Officer

EXHIBIT INDEX

16	Letter of concurrence from McGladrey addressed to the Commission regarding the statements included in this Form 8-K.